UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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THERMO FISHER SCIENTIFIC INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2011. THERMO FISHER SCIENTIFIC INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 28, 2011 Date: May 25, 2011 Time: 1:00 PM EDT Location: Mandarin Oriental New York 80 Columbus Circle at 60th Street New York, NY 10023 M34422-P09991
THERMO FISHER SCIENTIFIC INC. 81 WYMAN STREET WALTHAM, MA 02451 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice and Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have ttendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You may obtain directions to the meeting by calling Investor Relations at (781) 622-1111. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. M34423-P09991 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M34424-P09991 Voting Items The Board of Directors recommends you vote FOR each of the following nominees: 1. Election of Directors Nominees: 1a. Thomas J. Lynch 1b. William G. Parrett 1c. Michael E. Porter 1d. Scott M. Sperling The Board of Directors recommends you vote FOR the following proposal: 2. An advisory vote on executive compensation. The Board of Directors recommends you vote 2 YEARS on the following proposal: 3. An advisory vote on the frequency of future executive compensation advisory votes. The Board of Directors recommends you vote FOR the following proposal: 4. Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2011. The Board of Directors recommends you vote AGAINST the following shareholder proposal: 5. Shareholder proposal regarding declassification of the Board of Directors.

M34425-P09991